FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Yield Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 5, 2017
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 10, 2017

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated April 10, 2017. Please review these matters carefully.

Effective June 5, 2017, JPMorgan Chase Bank, N.A. serves as the Fund Administrator and Custodian to First Eagle Funds. References in the Statement of Additional Information to State Street Bank & Trust Co. or State Street Corporation, the prior provider of these services, are replaced with JPMorgan Chase Bank, N.A. The address of JPMorgan Chase Bank, N.A. is 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245.

Additionally, on June 30, 2017, Mehdi Mahmud, Chief Executive Officer of First Eagle Investment Management, LLC, was appointed President of First Eagle Funds. His predecessor in that role, John Arnhold, continues to serve as a member of the Board of Trustees of the Funds.

Lastly, effective July 1, 2017, the investment management fee for First Eagle Fund of America is calculated at the annual rate of 0.90% of the first $2.25 billion of the Fund’s average daily net assets, 0.85% of the next $2.75 billion of average daily net assets, and 0.80% of average daily net assets in excess of $5 billion.

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The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated April 10, 2017.  In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Statement of Additional Information entitled “Custody of Portfolio,” “Investment Advisory and Other Services—Payments to the Adviser and Subadviser” and “Management of the Trust—Officers.” Information for Mr. Mahmud as it would appear in the table of officers on page 32 is as follows:

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five (5) Years
Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	President	June 2017 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Variable Funds; Prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC